                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of June 21, 2005 (this
"Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc. (the
"Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of June 1, 2005 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank, N.A.,
as trustee (the "Trustee"). Capitalized terms used but not defined herein
(including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
June 21, 2005 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"), for itself and as representative of
Countrywide Securities Corporation ("Countrywide") and PNC Capital Markets, Inc.
("PNC"; Merrill Lynch, Countrywide and PNC, collectively, in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of June 21,
2005 (the "Certificate Purchase Agreement"), with Merrill Lynch, for itself and as representative of Countrywide (together in such capacity, the "Initial
Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $979,944,449 (the "Merrill Mortgage Loan
Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Merrill
Mortgage Loan Balance, together with the aggregate principal balance of the
Other Mortgage Loans as of the

Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $1,737,992,952 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on June 29, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 102.9496% of the Merrill Mortgage Loan Balance as of the Cut-off
Date, plus (ii) $3,999,190, which amount represents the amount of interest accrued on the Merrill Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the
Closing Date.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          The Purchaser hereby directs the Seller to deliver, and the Seller shall deliver, the Closing Date Deposit (in the amount of $365,172.54) to the
Master Servicer on the Closing Date. The Closing Date Deposit shall be delivered to the account specified by the Master Servicer by wire transfer of immediately available funds.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the
Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the
Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit. The Mortgage Loan Schedule, as it may be
amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

                                        2

instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. Each Mortgage File shall contain the following documents:

          (i) (A) the original executed Mortgage Note for the subject Mortgage
     Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
     Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-MCP1, or in blank, and (B) in the case of a Loan
     Combination , a copy of the executed Mortgage Note for the each Non-Trust;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of Wells
     Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates,
     Series 2005-MCP1 (or, in the case of a Loan Combination, in favor of Wells
     Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates,
     Series 2005-MCP1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s), or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mortgage
     Pass-Through Certificates, Series 2005-MCP1 (or, in the case of a Loan
     Combination, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial
     Mortgage Pass-Through Certificates, Series 2005-MCP1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s), or in blank;

                                        3

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial
     Mortgage Pass-Through Certificates, Series 2005-MCP1, as assignee (or, in the case of a Loan Combination, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust
     2005-MCP1, Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1,
     and in its capacity as lead lender on behalf of the holder of the related
     Non-trust Loan(s), or in blank;

          (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) any intercreditor agreement relating to permitted debt of the
     Mortgagor (including, in the case of a Mortgage Loan that is part of a Loan
     Combination, any related Loan Combination Intercreditor Agreement) and any intercreditor agreement relating to mezzanine debt related to the
     Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan; and

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

     The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of

                                        4

Leases, recordable document and UCC Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each
UCC Financing Statement assignment in favor of the Trustee and that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the
Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and
Servicing Agreement, and (c) are in the possession or under the control of the
Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

                                        5

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the
Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan
Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement
Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C)
     general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition

                                        6

     (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

                                        7

          (c) If the Seller discovers or receives written notice of a Document
Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the
Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for
deposit into the Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s)
such Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Specially
Designated Mortgage Loan Document) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document
Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the
Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject

                                        8

Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2)
the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed
Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the
Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the
Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions and (ii) the consent of the Controlling Class Representative
(if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or
Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related borrower. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section
3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues

                                        9

to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the
Purchaser shall not enforce any remedies against the other's Primary Collateral
(as defined below), but each is permitted to exercise remedies against the
Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released), (ii) the remaining Mortgaged
Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a
REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special
Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to

                                       10

have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the
Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

                                       11

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                       12

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

                                       13

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus and Prospectus Supplement, respectively; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of June 21, 2005, among the
Seller, Countrywide Commercial Real Estate Finance, Inc., PNC Bank, National
Association, the Purchaser, the Underwriters and the Initial Purchasers. Both
parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of June 29, 2005, between the Seller and Midland Loan Services, Inc., duly executed by such parties;

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement

                                       14

Memorandum, dated as of June 21, 2005 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers,"
"Summary of Prospectus Supplement--The Mortgage Loans And The Mortgaged Real
Properties," "Risk Factors" and "Description of the Mortgage Pool". The
"Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum);

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing
Date;

          (f) A written opinion of counsel for the Seller relating to corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the
Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the
Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement

                                       15

prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the
Seller and the Purchaser (or affiliates thereof) are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution
Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or

                                       16

personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                                       17

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                                       18

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER
                                        MERRILL LYNCH MORTGAGE LENDING, INC.

                                        By: /s/ George H. Kok
                                            ------------------------------------
                                            Name: George H. Kok
                                            Title: Senior Vice President

                                        Address for Notices:

                                        Merrill Lynch Mortgage Lending, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-3658
                                        Telephone No.: (212) 449-3611
                                        Attention: David M. Rodgers

                                        with a copy to:

                                        Robert M. Denicola, Esq.
                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-0265
                                        Telephone No.: (212) 449-2916

                                        PURCHASER
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ George H. Kok
                                            ------------------------------------
                                            Name: George H. Kok
                                            Title: Vice President

                                        Address for Notices:

                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-3658
                                        Telephone No.: (212) 449-3611
                                        Attention: David M. Rodgers

                                        with a copy to:

                                        Robert M. Denicola, Esq.
                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-0265
                                        Telephone No.: (212) 449-2916

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in June 2005 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in June 2005, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing

interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e)
the rights of tenants (as tenants only) under leases (including subleases)
pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any

                                      I-2

amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related
Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) May 31, 2005 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv)
released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if

                                      I-3

it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable

                                      I-4

state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related
Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor impaired property environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in

                                      I-5

full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage
Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing

                                      I-6

a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage
Loan, in an area identified in the Federal Register by the Flood Emergency
Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged
Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

                                      I-7

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

                                      I-8

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where

                                      I-9

     a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended or modified without the prior written consent of the mortgagee under such
     Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of

                                      I-10

interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially

                                      I-11

reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective
Mortgages recorded on the related Mortgaged Properties with respect to such
Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

                                      I-12

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage
Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

                                      I-13

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any
Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged
Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing;
and (b) one or more UCC financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording or submitted to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a
UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

                                      I-14

          41. Commencement of Amortization. Except as disclosed in the
Prospectus Supplement, each Mortgage Loan begins to amortize prior to its Stated
Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment
Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each
Mortgage Loan is a fee simple interest in real property and the improvements thereon.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

                                      I-15

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor impaired property policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation #2 - Ownership of the Mortgage Loans



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

8, 32, 23, 48,   Prium Office Portfolio II,     Each Mortgage Loan that will be included in the
51 and 1         844 Front Street, Hilton       Trust is, individually or together with another
                 Garden Inn - Fairfax, Hilton   mortgage loan with which it is pari passu (in the
                 Garden Inn - Boca Raton,       case of The Westchester) in right of payment, a
                 Hilton Garden Inn - Miramar    senior loan in a multiple loan structure comprised
                 and The Westchester            of two or more mortgage loans that will be
                                                included in the Trust, all of which (whether or
                                                not included in the Trust) are secured by the same
                                                mortgage instrument and are cross-defaulted.

--------------------------------------------------------------------------------------------------


Representation #4 - Lien; Valid Assignment



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

8, 32, 23, 48,   Prium Office Portfolio II,     Each Mortgage Loan that will be included in the
51 and 1         844 Front Street, Hilton       Trust is, individually or together with another
                 Garden Inn - Fairfax, Hilton   mortgage loan with which it is pari passu (in the
                 Garden Inn - Boca Raton,       case of The Westchester) in right of payment, a
                 Hilton Garden Inn - Miramar    senior loan in a multiple loan structure comprised
                 and The Westchester            of two or more mortgage loans that will be
                                                included in the Trust, all of which (whether or
                                                not included in the Trust) are secured by the same
                                                mortgage instrument and are cross-defaulted.

--------------------------------------------------------------------------------------------------
2                711 Third Avenue               The Mortgage constitutes a first priority lien
                                                upon the subleasehold estate of the related
                                                Mortgaged Property, subject to the Permitted
                                                Encumbrances, one of which is a mortgage on the
                                                leasehold estate of the related Mortgaged Property
                                                currently held by an affiliate of the related
                                                Mortgagor, which leasehold mortgage has been
                                                collaterally assigned to the Seller and
                                                constitutes a portion of the collateral for
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                the related Mortgage Loan.

--------------------------------------------------------------------------------------------------


Representation #5 - Assignment of Leases and Rents



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

8, 32, 23, 48,   Prium Office Portfolio II,     Each Mortgage Loan that will be included in the
51 and 1         844 Front Street, Hilton       Trust is, individually or together with another
                 Garden Inn - Fairfax, Hilton   mortgage loan with which it is pari passu (in the
                 Garden Inn - Boca Raton,       case of The Westchester) in right of payment, a
                 Hilton Garden Inn - Miramar    senior loan in a multiple loan structure comprised
                 and The Westchester            of two or more mortgage loans that will be
                                                included in the Trust, all of which (whether or
                                                not included in the Trust) are secured by the same
                                                mortgage instrument and are cross-defaulted.

                                                In each case, the security interest created by the
                                                related Mortgage and any separate security
                                                instrument are for the benefit of the holder of
                                                the senior Mortgage Loan that will be included in
                                                the Trust and the holders of the other mortgage
                                                loan(s) in the related multiple note structure,
                                                which will not be included in the Trust.

                                                In each case, the security interest created by any
                                                Assignment of Leases (whether as a separate
                                                document or as part of the related Mortgages) are
                                                for the benefit of the holders of the senior
                                                Mortgage Loan that will be included in the Trust
                                                and the holders of the other mortgage loan(s) in
                                                the related multiple note structure, which will
                                                not be included in the Trust.
--------------------------------------------------------------------------------------------------


Representation #7 - Condition of Property; Condemnation



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

5                U-Haul Center Bragg Blvd.      The North Carolina Department of Transportation
                                                (NCDOT) informed the borrower by letter dated June
                                                13, 2002, that the subject property was included
                                                in a Transportation Improvement Program (TIP)
                                                (which, according to the letter is a 7-
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                year plan developed by the NCDOT every 2 years)
                                                that identifies the transportation needs of the
                                                state. The TIP outlines proposed improvements to
                                                existing facilities as well as new facilities to
                                                be constructed. The borrower was notified that
                                                engineers, surveyors, geologists and others
                                                representing NCDOT would be working on or near the
                                                borrower's property for the next several months
                                                collecting data necessary for the design of the
                                                transportation facility identified. The letter
                                                also stated that the specific area in which NCDOT
                                                representatives would work does not necessarily
                                                indicate the final location or extent of the
                                                proposed improvement. The borrower has informed
                                                the Seller that they have not received any further
                                                notices or correspondence from NCDOT since the
                                                initial letter.
--------------------------------------------------------------------------------------------------
5                U-Haul Circle City             The City has requested for an easement to maintain
                                                improvements in connection with its street
                                                revitalization project. The City is in the design
                                                phase project. No additional information has been
                                                provided in connection with the proposed easement
                                                (for example, size, location etc).
--------------------------------------------------------------------------------------------------


Representation #8 - Title Insurance



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

8, 32, 23, 48,   Prium Office Portfolio II,     Each Mortgage Loan that will be included in the
51 and 1         844 Front Street, Hilton       Trust is, individually or together with another
                 Garden Inn - Fairfax, Hilton   mortgage loan with which it is pari passu (in the
                 Garden Inn - Boca Raton,       case of The Westchester) in right of payment, a
                 Hilton Garden Inn - Miramar    senior loan in a multiple loan structure comprised
                 and The Westchester            of two or more mortgage loans that will be
                                                included in the Trust, all of which (whether or
                                                not included in the Trust) are secured by the same
                                                mortgage instrument and are cross-defaulted. In
                                                each case, only the right, title and interest of
                                                the Seller in the senior Mortgage Loan identified
                                                on the Mortgage Loan Schedule

--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                is being conveyed to the Purchaser.
--------------------------------------------------------------------------------------------------


Representation #10 - Mortgage Provisions



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

17, 70, 49,      Penny's Plaza, Safeway         The loan documents provide that the Borrower shall
22, and 76       Village at Rockrimmon,         only be obligated to purchase as much terrorism
                 Aurora Square, North Hills     insurance coverage as is available at a rate not
                 Shopping Center and            to exceed two times the cost as of the date of
                 Walgreens - New Brunswick      closing of a separate insurance policy providing
                                                such coverage.
--------------------------------------------------------------------------------------------------


Representation #14 - Insurance



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

78, 107 and 76   Walgreens - Chamblee,          The Mortgage Loan documents provide that Walgreens
                 Walgreens Houston and          & Co. may self-insure with respect to the related
                 Walgreens - New Brunswick      Mortgage Property provided certain conditions set
                                                forth in the Mortgage are met. Walgreens is in
                                                fact self-insuring with respect to this property
                                                therefore, a separate policy of terrorism
                                                insurance was not required.
--------------------------------------------------------------------------------------------------
50               Carmax Louisville Kentucky     The related Mortgagor is not expressly required to
                                                obtain and maintain terrorism insurance. However,
                                                the related Mortgagor is required to obtain such
                                                other insurance coverages as may from time to time
                                                be required by the lender and which are
                                                customarily required by institutional lenders for
                                                similar properties, similarly situated which, at
                                                the time are commonly insured against and
                                                generally available, as determined by the lender
                                                in its reasonable discretion. Additionally, the
                                                related Mortgagor is obligated to carry such
                                                insurance coverage as the lender may from time to
                                                time require if the failure to carry such
                                                insurance shall result in a downgrade,
                                                qualification or withdrawal of any class of
                                                securities issued in connection with a
                                                securitization of the related Mortgage Loan.
--------------------------------------------------------------------------------------------------
85               1401 Walnut                    The related Mortgaged Property is a
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                subject to a Declaration of Estates (the
                                                "Declaration"). The related Mortgage Loan
                                                Documents provide that to the extent the
                                                Facilities Manager (as defined in the Declaration)
                                                in accordance with the Declaration is maintaining
                                                insurance of the type described in the related
                                                Mortgage Loan Documents, on a primary and
                                                non-concurrent basis and such insurance complies
                                                with the requirements of the related Mortgage Loan
                                                Documents and is otherwise acceptable to Lender,
                                                the related Mortgagor shall be deemed to be in
                                                compliance with the related Mortgage Loan
                                                Documents so long as the Facilities Manager
                                                maintains such insurance in accordance with the
                                                Declaration and the Related Mortgage Loan
                                                Documents and Lender receives evidence
                                                satisfactory to Lender of the terms and conditions
                                                of such coverage. In the event the insurance which
                                                is maintained by the Facilities Manager does not
                                                comply with the related Mortgage Loan Documents,
                                                the related Mortgagor is obligated to cause the
                                                Facilities Manager to make the necessary changes
                                                in order to bring all insurance policies into
                                                compliance with the related Mortgage Loan
                                                Documents. In the event any such policy(ies)
                                                cannot be brought into compliance with the related
                                                Mortgage Loan Documents, the related Mortgagor
                                                must obtain an additional policy(ies) on an excess
                                                and contingent basis (the "Excess Insurance")
                                                which will insure any gaps in coverage between the
                                                coverage obtained under the insurance policies
                                                obtained by the Facilities Manger and the
                                                insurance required under the related Mortgage Loan
                                                Documents which such Excess Insurance shall be
                                                acceptable to Lender in its sole and absolute
                                                discretion. Lender must receive evidence
                                                satisfactory to Lender of the terms and conditions
                                                of such coverage. Lender must further receive
                                                confirmation in writing from the insurance carrier
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                issuing the Excess Insurance that such Excess
                                                Insurance is on an excess and contingent basis.
--------------------------------------------------------------------------------------------------
17, 70, 49, 22   Penny's Plaza, Safeway         The loan documents provide that the related
and 76           Village at Rockrimmon,         borrower shall only be obligated to purchase as
                 Aurora Square, North Hills     much terrorism insurance coverage as is available
                 Shopping Center and            at a rate not to exceed two times the cost as of
                 Walgreens - New Brunswick      the date of closing of a separate insurance policy
                                                providing such coverage.
--------------------------------------------------------------------------------------------------


Representation #18 - Leasehold Estate Only



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

2                711 Third Avenue               (ii) Ground Lease: Leasehold mortgage is currently
                                                held by an affiliate of the related Mortgagor, and
                                                collaterally assigned to Seller.

                                                Ground Sublease: Subject to the ground lease and
                                                the ground lease mortgage currently held by an
                                                affiliate of the related Mortgagor, and
                                                collaterally assigned to Seller.

                                                (iii) Ground Lease and Ground Sublease: In
                                                addition to notice to lessor, other conditions
                                                precedent to assignment include: (i) there is no
                                                existing event of default under the lease; (ii)
                                                the assignee unconditionally assumes the
                                                applicable lease and lessee's obligations
                                                thereunder; (iii) a duplicate original of the
                                                assumption agreement is delivered to lessor and
                                                (iv) lessor is delivered proof of the recording of
                                                such assignment and assumption promptly after the
                                                recording of same.

                                                (v) Ground Lease and Ground Sublease: Neither
                                                expressly contains the second clause of the
                                                representation. Both provide, however, that no
                                                notice of default shall be deemed to have been
                                                duly given to tenant unless a copy shall be sent
                                                to
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                mortgagee.

                                                (vii) Ground Lease: Initial term expires in June
                                                28, 2033 (18 years beyond the stated maturity
                                                date); provided, however, term is subject to 5
                                                10-year extension options, exercisable by tenant.

                                                Ground Sublease: Initial term expires in June 30,
                                                2023 (8 years beyond the stated maturity date); no
                                                extension options. The related Mortgagor has the
                                                right under the Ground Sublease to cause the an
                                                affiliate to purchase the leasehold interest in
                                                the Ground Lease during the one-year period
                                                commencing on June 30, 2010 at price equal to
                                                $46,000,000, of which $1 million may be paid in
                                                certain limited partnership interests in such
                                                affiliate. At closing, the related Mortgagor will
                                                be required to deposit with Seller, in the form of
                                                cash or a letter of credit, the amount by which
                                                the exercise price is greater than the outstanding
                                                leasehold mortgage debt on the Ground Lease

                                                (xi) Ground Lease and Ground Sublease: Neither
                                                expressly contains the second clause of the
                                                representation. The loan documents, however,
                                                prohibit amendments and modifications to the
                                                Ground Lease and the Ground Sublease without the
                                                consent of the mortgagee.
--------------------------------------------------------------------------------------------------


Representation #23 - Other Mortgage Liens



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

8, 32, 23, 48,   Prium Office Portfolio II,     Each Mortgage Loan that will be included in the
51 and 1         844 Front Street, Hilton       Trust is, individually or together with another
                 Garden Inn - Fairfax, Hilton   mortgage loan with which it is pari passu (in the
                 Garden Inn - Boca Raton,       case of The Westchester) in right of payment, a
                 Hilton Garden Inn - Miramar    senior loan in a multiple loan structure comprised
                 and The Westchester            of two or more mortgage loans that will be
                                                included in the Trust, all of which (whether or
                                                not included in the Trust) are
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                secured by the same mortgage instrument and are
                                                cross-defaulted.

--------------------------------------------------------------------------------------------------
                 All Loans                      While not specifically referring to rating
                                                agency fees, the related Mortgage Loan documents
                                                require that the Mortgagor pay the lender's costs
                                                in connection with the related Mortgagor seeking
                                                the lender's consent to an encumbrance.
--------------------------------------------------------------------------------------------------
109              Yorba Canyon Center            The Loan was split into two separate loans in the
                                                following amounts: $9,974,000 ("Loan A") and
                                                $1,776,000 ("Loan B"). Yorba Canyon Partners, LLC
                                                and Wailea Property Partners, LLC, jointly and
                                                severally as tenants in common, are the Borrowers
                                                under both Loans. Loan A is secured by Parcels 2,
                                                4 and 6 of the Yorba Canyon Shopping Center, which
                                                consist of three separate buildings containing
                                                office and retail uses. Loan B is secured by
                                                Parcel 5, which consists of one office building.
                                                Loan A and Loan B are cross-defaulted and
                                                cross-collateralized pursuant to a Cross-Default,
                                                Cross-Collateralization and Contribution Agreement
                                                (the "Cross Agreement") executed as one of the
                                                Loan Documents. The Cross Agreement provides,
                                                inter alia, that a default under either Loan A or
                                                Loan B is a default under the under each Loan, and
                                                permits Lender to enforce its remedies against
                                                either or both Properties and all other collateral
                                                securing the Loans.

--------------------------------------------------------------------------------------------------
76               Walgreens - New Brunswick      The ground lessor's fee interest is encumbered by
                                                a mortgage that is subordinated to the ground
                                                lease.
--------------------------------------------------------------------------------------------------


Representation #26 - Licenses and Permits



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

109              Yorba Canyon Center            Borrower did not produce certificates of occupancy
                                                for four tenants prior to closing. The four
                                                tenants are Dr. Vyas, D&E Putnam Enterprises,
                                                Bernstein & Benham, Optometrists, and Sung Pak &
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                Jayun Pak. Pursuant to an Undelivered Items Letter
                                                Agreement, Borrower is obligated to use its best
                                                efforts to obtain and deliver to Lender the four
                                                certificates of occupancy. Borrower and David Lee
                                                are and remain personally liable for any losses
                                                incurred by Lender as a result of a failure to
                                                obtain and deliver the certificates of occupancy.

--------------------------------------------------------------------------------------------------


Representation #30 - Defeasance and Assumption of Costs



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

All loans        All Loans (except 711 Third    While not specifically referring to rating agency
except loan      Avenue)                        fees, the related Mortgage Loan documents require
number 2                                        that the Mortgagor pay the lender's costs in
                                                connection with a defeasance.
--------------------------------------------------------------------------------------------------


Representation #34 - Due-on-Sale



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

50               Carmax Louisville Kentucky     The related Mortgage Loan documents provide for
                                                Permitted Transfers to up to 10 tenants-in-common
                                                post-closing provided each tenant in common
                                                executes the lender's form of Loan Assumption and
                                                Modification Agreement and each principal of each
                                                such tenant in common executes the lender's form
                                                of Indemnity and Guaranty Agreement limited to
                                                acts of applicable tenant in common borrower.
--------------------------------------------------------------------------------------------------
1                The Westchester                The loan documents permit the property or direct
                                                or indirect interests to be sold to a Permitted
                                                Owner (defined as certain institutions that have
                                                specified net worth tests and other requirements.
--------------------------------------------------------------------------------------------------
2                711 Third Avenue               The related Mortgage Loan documents permit the
                                                following transfers: (a) transfers in the ordinary
                                                course of business of limited partnership units in
                                                the operating partnership sponsor of the related
                                                Mortgagor, (b) a merger, or sale of all or
                                                substantially all of the assets, of the REIT
                                                parent entity of the related Mortgagor or such
                                                operating partnership
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                so long as prior notice is given, and all
                                                requested information is delivered, to such
                                                holder, rating agency confirmation is obtained and
                                                the related Mortgagor pays all reasonable
                                                out-of-pocket expenses incurred by such holder and
                                                (c) a merger of such parent or such operating
                                                partnership with an approved merging entity
                                                (defined as certain persons that meet certain
                                                management, experience, total assets and capital
                                                surplus tests), provided that, other than rating
                                                agency confirmation, the conditions of clause (b)
                                                above are satisfied.
--------------------------------------------------------------------------------------------------


Representation #35 - Single Purpose Entity



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

15 and 40        Forest Lake Estates and        The organizational documents of the borrowing
                 Serendipity                    entity do not limit the purpose of the entity to
                                                the ownership and operation of the Mortgaged
                                                Property and provide that the entity may engage in
                                                any or all lawful business for which corporations
                                                may be incorporated under the Florida statutes.
                                                The borrowing entity covenanted in the loan
                                                documents that it shall not engage in any business
                                                other than the ownership and operating of the
                                                Mortgaged Property.
--------------------------------------------------------------------------------------------------


Representation #37 - Tax Parcels



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

76               Walgreens - New Brunswick      The Mortgaged Property shares a tax parcel with
                                                adjacent parcels (owned by affiliates of the
                                                mortgage borrower) which will be developed in the
                                                future pursuant to a Redevelopment Agreement with
                                                the City of New Brunswick and the Mortgaged
                                                Property is subject to a PILOT Agreement. The
                                                payments in lieu of taxes ("PILOT payments")
                                                attributable to the Mortgaged Property are set
                                                forth in the PILOT Agreement, however, if the
                                                PILOT
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                payments or taxes attributable to the other
                                                parcels were not paid by their respective owners,
                                                presumably the Mortgaged Property could be sold in
                                                a tax sale by the City. At the time of closing,
                                                the PILOT payments that will be due with respect
                                                to the other parcels after they are developed
                                                could not be determined with certainty. The
                                                Mortgage Loan documents obligate the borrower to
                                                pay or cause to be paid all taxes that are due
                                                with respect to the entire tax parcel (i.e.,
                                                including the adjacent parcels). The Mortgage Loan
                                                documents require the borrower to cause the
                                                separation of the tax parcels as soon as the City
                                                of New Brunswick permits such separation, which
                                                may not occur until the other parcels are
                                                developed. A monthly tax escrow with required
                                                monthly deposits was established for the Mortgaged
                                                Property only (i.e., excluding the adjacent
                                                parcels), with credit against such deposit
                                                obligations for any sums which the Walgreen's
                                                tenant is obligated to pay (or reimburse the
                                                Mortgage Borrower for) and does pay (or reimburse
                                                the Mortgage Borrower for), so long as the
                                                Walgreen's maintains at least an "A+" rating by
                                                Standard & Poor's Rating Service, no Event of
                                                Default exists under the loan documents or the
                                                Walgreen's lease and the lender receives proof of
                                                payment of taxes for the entire tax parcel (i.e.,
                                                including the adjacent parcels) at least 15 days
                                                prior to the date same become due. An additional
                                                escrow of $95,781.28 was established as additional
                                                security for the Mortgage Borrower's obligation to
                                                pay taxes under the loan documents (i.e., with
                                                respect to the entire tax parcel). In addition,
                                                the loan guarantor (with significant net worth)
                                                has guaranteed the payment of all taxes with
                                                respect to the entire tax parcel. Finally, the
                                                ground lessor's interest in the Mortgaged Property
                                                and the other adjacent parcels are encumbered by a
                                                mortgage
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                (which fee mortgage is subordinated to the ground
                                                lease) and the lender holding such mortgage has an
                                                interest in ensuring that taxes are paid with
                                                respect to the entire tax parcel.
--------------------------------------------------------------------------------------------------


Representation #39 - Security Interests



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

8, 32, 23, 48,   Prium Office Portfolio II,     Each Mortgage Loan that will be included in the
51 and 1         844 Front Street, Hilton       Trust is, individually or together with another
                 Garden Inn - Fairfax, Hilton   mortgage loan with which it is pari passu (in the
                 Garden Inn - Boca Raton,       case of The Westchester) in right of payment, a
                 Hilton Garden Inn - Miramar    senior loan in a multiple loan structure comprised
                 and The Westchester            of two or more mortgage loans that will be
                                                included in the Trust, all of which (whether or
                                                not included in the Trust) are secured by the same
                                                mortgage instrument and are cross-defaulted

                                                The security interests created by the UCC
                                                financing statement are for the benefit of the
                                                holders of the senior Mortgage Loan that will be
                                                included in the Trust and other mortgage loans
                                                (that will not be included in the Trust) that are
                                                part of the related multiple loan structure.
--------------------------------------------------------------------------------------------------


Representation #43 - Recourse



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

All loans        All Loans (except 12800-       The related Mortgage Loan documents provide for
except 79, 39    12830 Seal Beach Blvd., Van    recourse for damages, liabilities, expenses or
and 93           Buren Plaza and Holiday Inn    claims in connection with the Borrower's
                 Express - Bishop)              intentional misconduct or gross negligence conduct
                                                with respect to waste.
--------------------------------------------------------------------------------------------------
48, 51 and 23    Hilton Garden Inn - Boca       Non-recourse carveout for fraud and material
                 Raton, Hilton Garden Inn -     misrepresentation is limited if such fraud or
                 Miramar and Hilton Garden      material misrepresentation is committed by an
                 Inn - Fairfax                  agent or employee of the borrower or any
                                                affiliate, then the borrower is liable so long as
                                                the lender
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                                reasonably relied on the actions of such agent or
                                                employee.
--------------------------------------------------------------------------------------------------


Representation #47 - Operating Statements



--------------------------------------------------------------------------------------------------
Loan Number      Loan Name                      Description of Exception
--------------------------------------------------------------------------------------------------

All loans        All Loans (except 12800-       The related Mortgage Loan documents require annual
except 79, 39    12830 Seal Beach Blvd., Van    operating statements and rent roll "and such
and 93           Buren Plaza and Holiday Inn    other information as may be requested"
                 Express - Bishop)
--------------------------------------------------------------------------------------------------


                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
       WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                      None.

                             ANNEX C (TO SCHEDULE I)

          MORTGAGE LOANS COVERED BY SECURED CREDITOR IMPAIRED PROPERTY
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                      None.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [ATTACHED]

                             SCHEDULE II (MLML MLPA)



                                                   MORTGAGE
   LOAN #                  PROPERTY NAME          LOAN SELLER         PROPERTY TYPE
-----------               -------------           -----------         -------------

          1 The Westchester                           MLML            Retail
          2 711 Third Avenue                          MLML            Office
          3 Queen Ka'ahumanu Center                   MLML            Retail
          5 U-Haul Self Storage Portfolio I           MLML            Self Storage
       5.01 U-Haul Center Nanuet                      MLML            Self Storage
       5.02 U-Haul Mission Ave                        MLML            Self Storage
       5.03 U-Haul Center Fairbanks                   MLML            Self Storage
       5.04 U-Haul Ctr El Cajon                       MLML            Self Storage
       5.05 U-Haul Ctr Lakewood                       MLML            Self Storage
       5.06 U-Haul Rolling Acres                      MLML            Self Storage
       5.07 U-Haul West Maple                         MLML            Self Storage
       5.08 U-Haul Center Midlothian                  MLML            Self Storage
       5.09 U-Haul Ctr Blaine                         MLML            Self Storage
       5.10 U-Haul Center Bragg Blvd                  MLML            Self Storage
       5.11 U-Haul Ct Hillsboro                       MLML            Self Storage
       5.12 U-Haul Park Forest                        MLML            Self Storage
       5.13 U-Haul Ct Good Hope                       MLML            Self Storage
       5.14 U-Haul Waterford                          MLML            Self Storage
       5.15 U-Haul Ctr Ridge Rd                       MLML            Self Storage
       5.16 U-Haul Center Of Elizabeth                MLML            Self Storage
       5.17 U-Haul Stevenson Drive                    MLML            Self Storage
       5.18 U-Haul Center Watertown                   MLML            Self Storage
       5.19 U-Haul Ctr Main St                        MLML            Self Storage
       5.20 U-Haul Schererville                       MLML            Self Storage
       5.21 U-Haul Noland I-70                        MLML            Self Storage
       5.22 U-Haul Berrien                            MLML            Self Storage
       5.23 U-Haul Center Of 64 East                  MLML            Self Storage
       5.24 U-Haul Little Creek                       MLML            Self Storage
       5.25 U-Haul Center Waukegan                    MLML            Self Storage
       5.26 U-Haul University                         MLML            Self Storage
       5.27 U-Haul Ct Genesee                         MLML            Self Storage
       5.28 U-Haul Academy Blvd                       MLML            Self Storage
       5.29 U-Haul Ctr Tustin                         MLML            Self Storage
       5.30 U-Haul Ct Main St                         MLML            Self Storage
       5.31 U-Haul Circle City                        MLML            Self Storage
       5.32 U-Haul Ctr Troy                           MLML            Self Storage
       5.33 U-Haul Keystone Pla                       MLML            Self Storage
       5.34 U-Haul Greenfield                         MLML            Self Storage
       5.35 U-Haul Frenchtown                         MLML            Self Storage
       5.36 U-Haul Transit Road                       MLML            Self Storage
       5.37 U-Haul Mayfield Rd                        MLML            Self Storage
       5.38 U-Haul Eastview                           MLML            Self Storage
       5.39 U-Haul Niagara Fall                       MLML            Self Storage
       5.40 U-Haul Ctr Cache Rd                       MLML            Self Storage
       5.41 U-Haul Ctr Midway                         MLML            Self Storage
       5.42 U-Haul Shadeland Av                       MLML            Self Storage
       5.43 U-Haul Ctr Columbia                       MLML            Self Storage
       5.44 U-Haul Ctr of Rome                        MLML            Self Storage
       5.45 U-Haul Ctr Baseline                       MLML            Self Storage
       5.46 U-Haul Ct Of Auburn                       MLML            Self Storage
       5.47 U-Haul Center N Freeway                   MLML            Self Storage
       5.48 U-Haul Ct Queen Cty                       MLML            Self Storage
       5.49 U-Haul Ctr Anmoore                        MLML            Self Storage
       5.50 U-Haul Center Janesville                  MLML            Self Storage
       5.51 U-Haul Ctr Fairview                       MLML            Self Storage
       5.52 U-Haul Center La Crosse                   MLML            Self Storage
       5.53 U-Haul Ct Roswell                         MLML            Self Storage
       5.54 U-Haul Crossroads                         MLML            Self Storage
          7 Norfolk Waterside Marriott                MLML            Hospitality
          8 Prium Office Portfolio II                 MLML            Office
       8.01 Lacey DSHS                                MLML            Office
       8.02 Lacey Revenue                             MLML            Office
       8.03 Capitol Building                          MLML            Office
       8.04 Attorney General Building                 MLML            Office
       8.05 Wenatchee II                              MLML            Office
       8.06 Moses Lake Building                       MLML            Office
       8.07 Department of Corrections                 MLML            Office
       8.08 Seattle West                              MLML            Office
       8.09 Wenatchee I                               MLML            Office
       8.10 Chehalis Building                         MLML            Office
       8.11 Department of Licensing                   MLML            Office
         15 Forest Lake Estates                       MLML            Manufactured Housing
         17 Penney's Plaza                            MLML            Retail
         18 Missouri Falls                            MLML            Office
         19 Willow Creek Retail Center                MLML            Retail
         20 Barron's Gate at Woodbridge               MLML            Multifamily
         22 North Hills Shopping Center               MLML            Retail
         23 Hilton Garden Inn - Fairfax               MLML            Hospitality
         24 8501 West Higgins                         MLML            Office
         26 Maricopa Fiesta Shopping Center           MLML            Retail
         32 844 Front Street                          MLML            Retail
         34 Park N Go                                 MLML            Other
         37 The Village at Schneithorst's             MLML            Mixed Use
         39 Van Buren Plaza                           MLML            Retail
         40 Serendipity                               MLML            Manufactured Housing
         42 Big Curve Shopping Center                 MLML            Retail
         43 Occidental Business Center                MLML            Office
         44 Holiday Inn Express - Hauppauge           MLML            Hospitality
         47 Yorba Canyon Center - Retail              MLML            Retail
         48 Hilton Garden Inn - Boca Raton            MLML            Hospitality
         49 Aurora Square                             MLML            Retail
         50 Carmax Louisville Kentucky                MLML            Retail
         51 Hilton Garden Inn - Miramar               MLML            Hospitality
         58 Plaza Del Mar                             MLML            Retail
         61 Decatur Twain Shopping Center             MLML            Retail
         62 Halekuai Center                           MLML            Mixed Use
         64 Harcourt Club                             MLML            Multifamily
         65 Ocoee Town Square                         MLML            Retail
         69 Olympia Plaza                             MLML            Retail
         70 Safeway Village at Rockrimmon             MLML            Retail
         76 Walgreens - New Brunswick                 MLML            Retail
         78 Walgreens - Chamblee                      MLML            Retail
         79 12800-12830 Seal Beach Boulevard          MLML            Retail
         80 Ontario Marketplace                       MLML            Retail
         83 Mega Play Plaza                           MLML            Retail
         84 Meridian Marketplace                      MLML            Retail
         85 1401 Walnut                               MLML            Retail
         88 Bell Street Center                        MLML            Retail
         93 Holiday Inn Express - Bishop              MLML            Hospitality
        101 Wal-Mart Las Cruces                       MLML            Retail
        102 Jennings Road Self Storage                MLML            Self Storage
        105 9821 South Eastern Avenue                 MLML            Retail
        107 Walgreens Houston                         MLML            Retail
        109 Yorba Canyon Center - Office              MLML            Office




  LOAN #                                ADDRESS                                   CITY                COUNTY
-----------                             -------                                   ----                ------

          1 125 Westchester Avenue                                           White Plains          Westchester
          2 711 Third Avenue                                                 New York              New York
          3 275 West Ka'ahumanu Avenue                                       Kahului               Maui
          5 Various                                                          Various               Various
       5.01 170  1st Street                                                  Nanuet                Rockland
       5.02 950 West Mission Avenue                                          Escondido             San Diego
       5.03 209 College Road                                                 Fairbanks             Fairbanks North Star
       5.04 1186 East Main Street                                            El Cajon              San Diego
       5.05 5880 Paramount Boulevard                                         Long Beach            Los Angeles
       5.06 1570 V. Odom Boulevard                                           Akron                 Summit
       5.07 8920 Maple Street                                                Omaha                 Douglas
       5.08 6101 Midlothian Turnpike                                         Richmond              Chesterfield
       5.09 9890 Highway 65 NE                                               Blaine                Anoka
       5.10 5400 Bragg Boulevard                                             Fayetteville          Cumberland
       5.11 2380 NE Cornell Road                                             Hillsboro             Washington
       5.12 2210 Western Avenue                                              Park Forest           Cook
       5.13 5701 West Good Hope Road                                         Milwaukee             Milwaukee
       5.14 3760 Elizabeth Lake Road                                         Waterford             Oakland
       5.15 1875 Ridge Road East                                             Rochester             Monroe
       5.16 1000 Sherman Avenue                                              Elizabeth             Union
       5.17 1032 Stevenson Drive                                             Springfield           Sangamon
       5.18 19153 US Route 11                                                Watertown             Jefferson
       5.19 1145 Main Street                                                 Billings              Yellowstone
       5.20 1861 US Route 41                                                 Schererville          Cook
       5.21 4312 South Noland Road                                           Independence          Jackson
       5.22 1529 M 139 Highway                                               Benton Harbor         Berrien
       5.23 4720 New Bern Avenue                                             Raleigh               Wake
       5.24 7448 North Military Highway                                      Norfolk               Norfolk City
       5.25 1735 North Lewis Avenue                                          Waukegan              Lake
       5.26 7270 Olive Street Road                                           University City       Saint Louis
       5.27 1400 Genesee Street                                              Buffalo               Erie
       5.28 1227 North Academy Boulevard                                     Colorado Springs      El Paso
       5.29 1431 El Camino Real                                              Tustin                Orange
       5.30 1748 Main Street                                                 Buffalo               Erie
       5.31 314 East 6th Street                                              Corona                Riverside
       5.32 1250 West Maple                                                  Troy                  Oakland
       5.33 5251 North Keystone Avenue                                       Indianapolis          Marion
       5.34 924 South 108th Street                                           West Allis            Milwaukee
       5.35 1649 North Telegraph Road                                        Monroe                Monroe
       5.36 6161 Transit Road                                                Depew                 Erie
       5.37 3211 Mayfield Road                                               Cleveland Heights     Cuyahoga
       5.38 8045 Pittsford Victor                                            Victor                Ontario
       5.39 2485 Military Road                                               Niagara Falls         Niagara
       5.40 1102 NW Cache Road                                               Lawton                Comanche
       5.41 4705 West 47th Street                                            Chicago               Cook
       5.42 2701 North Shadeland Avenue                                      Indianapolis          Marion
       5.43 800 Business Loop 70 West                                        Columbia              Boone
       5.44 244 Erie Boulevard East                                          Rome                  Oneida
       5.45 1198 East Base Line Street                                       San Bernardino        San Bernardino
       5.46 917 Auburn Way South                                             Auburn                King
       5.47 4030 North Freeway Road                                          Pueblo                Pueblo
       5.48 334 North Frontage Road                                          Meridian              Lauderdale
       5.49 RR 2 Box 484                                                     Bridgeport            Harrison
       5.50 1900 East Milwaukee Street                                       Janesville            Rock
       5.51 13042 Fairview Avenue                                            Garden Grove          Orange
       5.52 2134 Rose Street                                                 La Crosse             La Crosse
       5.53 1309 South Virginia Avenue                                       Roswell               Chaves
       5.54 6027 South High Avenue                                           Oklahoma City         Oklahoma
          7 235 East Main Street                                             Norfolk               Norfolk City
          8 Various                                                          Various               Various
       8.01 640 Woodland Square Loop SE                                      Lacey                 Thurston
       8.02 4565 7th Avenue SE                                               Lacey                 Thurston
       8.03 5000 Capitol Boulevard SE                                        Tumwater              Thurston
       8.04 629 Woodland Square Loop SE                                      Lacey                 Thurston
       8.05 805 South Mission Street                                         Wenatchee             Chelan
       8.06 1620 South Pioneer Way                                           Moses Lake            Grant
       8.07 637 Woodland Square Loop SE                                      Lacey                 Thurston
       8.08 8830 25th Avenue SW                                              Seattle               King
       8.09 215 Bridge Street                                                Wenatchee             Chelan
       8.10 2025 NE Kresky Avenue                                            Chehalis              Lewis
       8.11 645 Woodland Square Loop SE                                      Lacey                 Thurston
         15 6429 Forest Lake Drive                                           Zephyrhills           Pasco
         17 5516-96 Springdale Avenue                                        Pleasanton            Alameda
         18 645 East Missouri Avenue                                         Phoenix               Maricopa
         19 42000 Ford Road                                                  Canton                Wayne
         20 826 Rahway Avenue                                                Woodbridge            Middlesex
         22 16826 Devonshire Street                                          Granada Hills         Los Angeles
         23 3950 Fair Ridge Drive                                            Fairfax               Fairfax
         24 8501 West Higgins Road                                           Chicago               Cook
         26 20928, 21104, 21116, 21164 North John Wayne Parkway              Maricopa              Pinal
         32 844 Front Street                                                 Lahaina               Maui
         34 790 Camp Meade Road                                              Linthicum             Anne Arundel
         37 1600 South Lindbergh Boulevard                                   Saint Louis           Saint Louis
         39 5600-5750 Van Buren Boulevard                                    Riverside             Riverside
         40 29081 US Highway 19                                              Clearwater            Pinellas
         42 3101-3121 South 4th Avenue; 305-313 West Catalina Drive;         Yuma                  Yuma
            128-362 West 32nd Street; 100 East 32nd Street
         43 9400, 9410, 9420 and 9430 Topanga Canyon Boulevard               Chatsworth            Los Angeles
         44 2050 Express Drive South                                         Hauppauge             Suffolk
         47 21430-21560 Yorba Linda Boulevard                                Yorba Linda           Orange
         48 8201 Congress Avenue                                             Boca Raton            Palm Beach
         49 15725-913 Westminster Way North                                  Shoreline             King
         50 9550 Bluegrass Parkway                                           Louisville            Jefferson
         51 14501 Hotel Road                                                 Miramar               Broward
         58 1515 North Federal Highway                                       Fort Lauderdale       Broward
         61 3650 South Decatur Boulevard                                     Las Vegas             Clark
         62 563-565 Farrington Highway                                       Kapolei               Honolulu
         64 2000 West 79th Street                                            Indianapolis          Marion
         65 11029 West Colonial Drive                                        Ocoee                 Orange
         69 113 West Joe Orr Road                                            Chicago Heights       Cook
         70 710-836 Village Center Drive                                     Colorado Springs      El Paso
         76 20 Jersey Avenue                                                 New Brunswick         Middlesex
         78 5373 Peachtree Industrial Boulevard                              Chamblee              DeKalb
         79 12800-12830 Seal Beach Boulevard                                 Seal Beach            Orange
         80 203-263 East Lane                                                Ontario               Malheur
         83 5269 West Irlo Bronson Highway                                   Kissimmee             Osceola
         84 8923 South Meridian Street                                       Indianapolis          Marion
         85 1401 Walnut Street                                               Philadelphia          Philadelphia
         88 251 North Bell Street                                            Cedar Park            Williamson
         93 636 North Main Street                                            Bishop                Inyo
        101 2350 East Lohman Avenue                                          Las Cruces            Dona Ana
        102 3737 Southeast Jennings Road                                     Port Saint Lucie      Saint Lucie
        105 9821 South Eastern Avenue                                        Las Vegas             Clark
        107 12702 Bammel-North Houston Road                                  Houston               Harris
        109 21580 Yorba Linda Boulevard                                      Yorba Linda           Orange




                                                  CUTOFF BALANCE                              IO MONTHLY        IO ANNUAL DEBT
  LOAN #          STATE        ZIP CODE             (6/1/2005)           ORIGINAL BALANCE     DEBT SERVICE         SERVICE
---------         -----        --------           --------------         ----------------     ------------       -------------

          1 NY                  10601             200,000,000.00         200,000,000.00        792,540.05        9,510,480.56
          2 NY                  10017             120,000,000.00         120,000,000.00        505,930.56        6,071,166.67
          3 HI                  96732              92,000,000.00          92,000,000.00        374,821.20        4,497,854.44
          5 Various            Various             74,988,000.00          74,988,000.00        260,383.33
       5.01 NY                  10954               4,127,435.58           4,127,435.58
       5.02 CA                  92025               2,896,709.33           2,896,709.33
       5.03 AK                  99701               2,776,638.48           2,776,638.48
       5.04 CA                  92021               2,701,594.20           2,701,594.20
       5.05 CA                  90805               2,476,461.35           2,476,461.35
       5.06 OH                  44320               2,476,461.35           2,476,461.35
       5.07 NE                  68134               2,157,523.14           2,157,523.14
       5.08 VA                  23225               2,093,735.50           2,093,735.50
       5.09 MN                  55434               2,026,195.65           2,026,195.65
       5.10 NC                  28303               1,969,912.43           1,969,912.43
       5.11 OR                  97124               1,966,160.22           1,966,160.22
       5.12 IL                  60466               1,951,151.36           1,951,151.36
       5.13 WI                  53223               1,906,124.79           1,906,124.79
       5.14 MI                  48328               1,838,584.94           1,838,584.94
       5.15 NY                  14622               1,703,505.23           1,703,505.23
       5.16 NJ                   7208               1,696,000.80           1,696,000.80
       5.17 IL                  62703               1,635,965.37           1,635,965.37
       5.18 NY                  13601               1,575,929.95           1,575,929.95
       5.19 MT                  59105               1,463,363.52           1,463,363.52
       5.20 IN                  46375               1,425,841.38           1,425,841.38
       5.21 MO                  64055               1,388,319.24           1,388,319.24
       5.22 MI                  49022               1,350,797.10           1,350,797.10
       5.23 NC                  27610               1,332,036.03           1,332,036.03
       5.24 VA                  23518               1,305,770.53           1,305,770.53
       5.25 IL                  60085               1,275,752.81           1,275,752.81
       5.26 MO                  63130               1,256,991.74           1,256,991.74
       5.27 NY                  14211               1,230,726.24           1,230,726.24
       5.28 CO                  80909               1,200,708.53           1,200,708.53
       5.29 CA                  92780               1,178,195.25           1,178,195.25
       5.30 NY                  14208               1,178,195.25           1,178,195.25
       5.31 CA                  92879               1,170,690.82           1,170,690.82
       5.32 MI                  48084               1,125,664.25           1,125,664.25
       5.33 IN                  46220               1,118,159.82           1,118,159.82
       5.34 WI                  53214               1,088,142.11           1,088,142.11
       5.35 MI                  48162               1,013,097.82           1,013,097.82
       5.36 NY                  14043                 964,319.04             964,319.04
       5.37 OH                  44118                 945,557.97             945,557.97
       5.38 NY                  14564                 930,549.11             930,549.11
       5.39 NY                  14304                 923,044.68             923,044.68
       5.40 OK                  73507                 900,531.40             900,531.40
       5.41 IL                  60632                 848,000.40             848,000.40
       5.42 IN                  46219                 832,991.54             832,991.54
       5.43 MO                  65203                 802,973.83             802,973.83
       5.44 NY                  13440                 802,973.83             802,973.83
       5.45 CA                  92410                 750,442.83             750,442.83
       5.46 WA                  98002                 712,920.69             712,920.69
       5.47 CO                  81008                 675,398.55             675,398.55
       5.48 MS                  39301                 645,380.84             645,380.84
       5.49 WV                  26330                 592,849.84             592,849.84
       5.50 WI                  53545                 592,849.84             592,849.84
       5.51 CA                  92841                 592,849.84             592,849.84
       5.52 WI                  54603                 562,832.12             562,832.12
       5.53 NM                  88203                 525,309.98             525,309.98
       5.54 OK                  73149                 307,681.56             307,681.56
          7 VA                  23510              40,508,044.25          41,000,000.00
          8 WA                 Various             40,353,238.51          40,700,000.00
       8.01 WA                  98503              11,202,733.25          11,299,000.03
       8.02 WA                  98503               8,678,425.00           8,753,000.02
       8.03 WA                  98501               5,443,225.55           5,490,000.01
       8.04 WA                  98503               4,181,071.43           4,217,000.01
       8.05 WA                  98801               2,998,235.72           3,024,000.01
       8.06 WA                  98837               2,209,017.58           2,228,000.00
       8.07 WA                  98503               1,814,408.51           1,830,000.00
       8.08 WA                  98106               1,341,472.52           1,353,000.00
       8.09 WA                  98801                 946,863.47             955,000.01
       8.10 WA                  98532                 827,885.76             834,999.91
       8.11 WA                  98503                 709,899.72             716,000.00
         15 FL                  33540              23,980,756.80          24,000,000.00
         17 CA                  94588              21,000,000.00          21,000,000.00         94,322.08        1,131,865.00
         18 AZ                  85012              20,000,000.00          20,000,000.00         93,007.41        1,116,088.89
         19 MI                  48187              19,600,000.00          19,600,000.00         88,017.38        1,056,208.61
         20 NJ                   7095              18,955,549.61          19,000,000.00
         22 CA                  91344              17,400,000.00          17,400,000.00         78,617.15           943,405.77
         23 VA                  22033              16,379,039.21          16,400,000.00
         24 IL                  60631              15,985,823.45          16,000,000.00
         26 AZ                  85239              14,900,000.00          14,900,000.00         63,952.73           767,432.78
         32 HI                  96761              12,339,030.93          12,350,000.00
         34 MD                  41090              11,967,334.78          12,000,000.00
         37 MO                  63131              11,586,595.83          11,600,000.00
         39 CA                  92503              11,360,000.00          11,360,000.00         50,505.46           606,065.47
         40 FL                  33761              11,000,000.00          11,000,000.00
         42 AZ                  85634              10,910,001.94          10,920,000.00
         43 CA                  91311              10,880,000.00          10,880,000.00         48,683.97           584,207.64
         44 NY                  11788              10,868,713.05          10,900,000.00
         47 CA                  92887               9,974,000.00           9,974,000.00         43,568.14           522,817.69
         48 FL                  33487               9,787,474.65           9,800,000.00
         49 WA                  98133               9,750,000.00           9,750,000.00         43,967.04           527,604.46
         50 KY                  40299               9,600,000.00           9,600,000.00         51,059.44           612,713.33
         51 FL                  33027               9,537,794.18           9,550,000.00
         58 FL                  33304               8,053,311.14           8,070,000.00
         61 NV                  89103               7,526,508.26           7,550,000.00
         62 HI                  96707               7,500,000.00           7,500,000.00         32,932.38           395,188.54
         64 IN                  46260               7,250,000.00           7,250,000.00
         65 FL                  34761               7,167,274.21           7,200,000.00
         69 IL                  60411               5,992,023.45           6,000,000.00
         70 CO                  80919               5,800,000.00           5,800,000.00         26,903.05           322,836.62
         76 NJ                  08901               5,544,818.41           5,550,000.00
         78 GA                  30341               5,330,000.00           5,330,000.00
         79 CA                  90740               5,200,000.00           5,200,000.00
         80 OR                  97914               5,127,227.41           5,150,000.00
         83 FL                  34746               4,525,000.00           4,525,000.00
         84 IN                  46217               4,500,000.00           4,500,000.00         21,067.34           252,808.13
         85 PA                  19102               4,450,000.00           4,450,000.00         21,494.99           257,939.92
         88 TX                  78613               4,280,000.00           4,280,000.00
         93 CA                  93514               4,000,000.00           4,000,000.00
        101 NM                  88001               2,862,451.87           2,900,000.00
        102 FL                  34952               2,800,000.00           2,800,000.00         12,301.85
        105 NV                  89123               2,598,437.04           2,612,000.00
        107 TX                  77066               2,050,000.00           2,050,000.00
        109 CA                  92887               1,776,000.00           1,776,000.00          7,757.87            93,094.47




                                                                    PRIMARY      MASTER     TRUSTEE &   BROKER
                    MONTHLY P&I     ANNUAL P&I DEBT  INTEREST      SERVICING    SERVICING    PAYING     STRIP
  LOAN #            DEBT SERVICE          SERVICE     RATE(%)       FEE RATE    FEE RATE    AGENT FEE    RATE
-----------         ------------    ---------------  --------      ---------    ---------   ----------  ------

          1                                           4.6901        0.02000      0.01000     0.00130
          2                                           4.9900        0.02000      0.01000     0.00130
          3                                           4.8220        0.02000      0.01000     0.00130
          5         468,677.77         5,624,133.24   5.6820        0.02000      0.01000     0.00130
       5.01
       5.02
       5.03
       5.04
       5.05
       5.06
       5.07
       5.08
       5.09
       5.10
       5.11
       5.12
       5.13
       5.14
       5.15
       5.16
       5.17
       5.18
       5.19
       5.20
       5.21
       5.22
       5.23
       5.24
       5.25
       5.26
       5.27
       5.28
       5.29
       5.30
       5.31
       5.32
       5.33
       5.34
       5.35
       5.36
       5.37
       5.38
       5.39
       5.40
       5.41
       5.42
       5.43
       5.44
       5.45
       5.46
       5.47
       5.48
       5.49
       5.50
       5.51
       5.52
       5.53
       5.54
          7         273,386.30         3,280,635.60   6.3650        0.02000      0.01000     0.00130
          8         229,814.95         2,757,779.40   5.4500        0.02000      0.01000     0.00130
       8.01
       8.02
       8.03
       8.04
       8.05
       8.06
       8.07
       8.08
       8.09
       8.10
       8.11
         15         145,826.53         1,749,918.36   6.1250        0.02000      0.01000     0.00130
         17         116,822.72         1,401,872.64   5.3160        0.02000      0.01000     0.00130
         18         113,608.00         1,363,296.00   5.5040        0.02000      0.01000     0.00130
         19         109,022.36         1,308,268.32   5.3150        0.00000      0.01000     0.00130
         20         100,296.00         1,203,552.00   4.8530        0.02000      0.01000     0.00130
         22          97,137.98         1,165,655.76   5.3476        0.02000      0.01000     0.00130
         23         105,595.27         1,267,143.24   5.9930        0.02000      0.01000     0.00130
         24          93,295.44         1,119,545.28   5.7425        0.02000      0.01000     0.00130
         26          80,716.50           968,598.00   5.0800        0.02000      0.01000     0.00130
         32          71,937.93           863,255.16   5.7330        0.02000      0.01000     0.00130
         34          77,389.54           928,674.48   6.0100        0.02000      0.01000     0.00130
         37          71,894.10           862,729.20   5.8555        0.02000      0.01000     0.00130
         39          62,814.80           753,777.60   5.2620        0.02000      0.01000     0.00130
         40          63,322.20           759,866.40   5.6250        0.02000      0.01000     0.00130
         42          62,778.97           753,347.64   5.6130        0.02000      0.01000     0.00130
         43          60,390.12           724,681.44   5.2960        0.02000      0.01000     0.00130
         44          68,250.21           819,002.52   5.7010        0.02000      0.01000     0.00130
         47          54,583.62           655,003.44   5.1700        0.02000      0.01000     0.00130
         48          63,099.61           757,195.32   5.9930        0.02000      0.01000     0.00130
         49          54,367.66           652,411.92   5.3372        0.02000      0.01000     0.00130
         50          59,390.10           712,681.20   6.2950        0.02000      0.01000     0.00130
         51          61,489.93           737,879.16   5.9930        0.02000      0.01000     0.00130
         58          45,517.24           546,206.88   5.4400        0.02000      0.01000     0.00130
         61          42,042.79           504,513.48   5.3250        0.02000      0.01000     0.00130
         62          41,169.42           494,033.04   5.1970        0.02000      0.01000     0.00130
         64          43,822.29           525,867.48   6.0760        0.00000      0.01000     0.00130
         65          40,160.97           481,931.64   5.3400        0.02000      0.01000     0.00130
         69          37,891.55           454,698.60   5.7900        0.02000      0.01000     0.00130
         70          32,895.02           394,740.24   5.4899        0.02000      0.01000     0.00130
         76          31,634.27           379,611.24   5.5350        0.02000      0.01000     0.00130
         78          30,298.61           363,583.32   5.5106        0.02000      0.01000     0.00130
         79          28,611.61           343,339.32   5.2180        0.02000      0.01000     0.00130
         80          29,202.37           350,428.44   5.4880        0.02000      0.01000     0.00130
         83          25,715.17           308,582.04   5.5080        0.00000      0.01000     0.00130
         84          25,666.38           307,996.56   5.5410        0.02000      0.01000     0.00130
         85                                           5.7170        0.02000      0.01000     0.00130
         88          23,676.75           284,121.00   5.2660        0.00000      0.01000     0.00130
         93          26,386.78           316,641.36   6.2500        0.02000      0.01000     0.00130
        101          30,405.85           364,870.20   4.7500        0.02000      0.01000     0.00130
        102          15,375.10           184,501.20   5.2000        0.02000      0.01000     0.00130
        105          15,464.93           185,579.16   5.5590        0.02000      0.01000     0.00130
        107          11,932.01           143,184.12   5.7260        0.02000      0.01000     0.00130
        109           9,719.32           116,631.84   5.1700        0.02000      0.01000     0.00130




                                NET
                              MORTGAGE
                              INTEREST  ACCRUAL             REMAINING    MATURITY/      AMORT    REMAINING
  LOAN #      ADMIN. FEE        RATE     TYPE       TERM       TERM      ARD DATE       TERM     AMORT TERM
-----------   ----------      ------- ----------   ------   ---------    ----------    ------    ----------

          1     0.03130        4.6588 Actual/360      60         60       6/1/2010        0           0
          2     0.03130        4.9587 Actual/360     120        120       6/1/2015        0           0
          3     0.03130        4.7907 Actual/360      60         60       6/8/2010        0           0
          5     0.03130        5.6507 Actual/360     121        121       7/1/2015       300         300
       5.01                                          121        121                      300         300
       5.02                                          121        121                      300         300
       5.03                                          121        121                      300         300
       5.04                                          121        121                      300         300
       5.05                                          121        121                      300         300
       5.06                                          121        121                      300         300
       5.07                                          121        121                      300         300
       5.08                                          121        121                      300         300
       5.09                                          121        121                      300         300
       5.10                                          121        121                      300         300
       5.11                                          121        121                      300         300
       5.12                                          121        121                      300         300
       5.13                                          121        121                      300         300
       5.14                                          121        121                      300         300
       5.15                                          121        121                      300         300
       5.16                                          121        121                      300         300
       5.17                                          121        121                      300         300
       5.18                                          121        121                      300         300
       5.19                                          121        121                      300         300
       5.20                                          121        121                      300         300
       5.21                                          121        121                      300         300
       5.22                                          121        121                      300         300
       5.23                                          121        121                      300         300
       5.24                                          121        121                      300         300
       5.25                                          121        121                      300         300
       5.26                                          121        121                      300         300
       5.27                                          121        121                      300         300
       5.28                                          121        121                      300         300
       5.29                                          121        121                      300         300
       5.30                                          121        121                      300         300
       5.31                                          121        121                      300         300
       5.32                                          121        121                      300         300
       5.33                                          121        121                      300         300
       5.34                                          121        121                      300         300
       5.35                                          121        121                      300         300
       5.36                                          121        121                      300         300
       5.37                                          121        121                      300         300
       5.38                                          121        121                      300         300
       5.39                                          121        121                      300         300
       5.40                                          121        121                      300         300
       5.41                                          121        121                      300         300
       5.42                                          121        121                      300         300
       5.43                                          121        121                      300         300
       5.44                                          121        121                      300         300
       5.45                                          121        121                      300         300
       5.46                                          121        121                      300         300
       5.47                                          121        121                      300         300
       5.48                                          121        121                      300         300
       5.49                                          121        121                      300         300
       5.50                                          121        121                      300         300
       5.51                                          121        121                      300         300
       5.52                                          121        121                      300         300
       5.53                                          121        121                      300         300
       5.54                                          121        121                      300         300
          7     0.03130        6.3337 Actual/360     120        111       9/1/2014       300         291
          8     0.03130        5.4187 Actual/360     120        112       10/1/2014      360         352
       8.01                                          120        112                      360         352
       8.02                                          120        112                      360         352
       8.03                                          120        112                      360         352
       8.04                                          120        112                      360         352
       8.05                                          120        112                      360         352
       8.06                                          120        112                      360         352
       8.07                                          120        112                      360         352
       8.08                                          120        112                      360         352
       8.09                                          120        112                      360         352
       8.10                                          120        112                      360         352
       8.11                                          120        112                      360         352
         15     0.03130        6.0937 Actual/360     120        119       5/1/2015       360         359
         17     0.03130        5.2847 Actual/360     120        120       6/1/2015       360         360
         18     0.03130        5.4727 Actual/360     120        119       5/1/2015       360         360
         19     0.06130        5.2537 Actual/360     120        119       5/1/2015       360         360
         20     0.03130        4.8217 Actual/360     120        118       4/1/2015       360         358
         22     0.03130        5.3163 Actual/360     120        117       3/1/2015       360         360
         23     0.03130        5.9617 Actual/360     120        119       5/1/2015       300         299
         24     0.03130        5.7112 Actual/360      60         59       5/1/2010       360         359
         26     0.03130        5.0487 Actual/360     120        116       2/1/2015       360         360
         32     0.03130        5.7017 Actual/360     120        119       5/1/2015       360         359
         34     0.03130        5.9787 Actual/360     120        118       4/1/2015       300         298
         37     0.03130        5.8242 Actual/360     120        119       5/1/2015       318         317
         39     0.03130        5.2307 Actual/360      60         60       6/1/2010       360         360
         40     0.03130        5.5937 Actual/360     120        120       6/1/2015       360         360
         42     0.03130        5.5817 Actual/360     120        119       5/1/2015       360         359
         43     0.03130        5.2647 Actual/360      60         59       5/1/2010       360         360
         44     0.03130        5.6697 Actual/360     120        118       4/1/2015       300         298
         47     0.03130        5.1387 Actual/360     120        119       5/1/2015       360         360
         48     0.03130        5.9617 Actual/360     120        119       5/1/2015       300         299
         49     0.03130        5.3059 Actual/360     120        120       6/1/2015       360         360
         50     0.03130        6.2637 Actual/360     120        119       5/1/2015       360         360
         51     0.03130        5.9617 Actual/360     120        119       5/1/2015       300         299
         58     0.03130        5.4087 Actual/360     120        118       4/1/2015       360         358
         61     0.03130        5.2937 Actual/360     120        117       3/1/2015       360         357
         62     0.03130        5.1657 Actual/360     120        119       5/1/2015       360         360
         64     0.06130        6.0147 Actual/360      84         84       6/1/2012       360         360
         65     0.03130        5.3087 Actual/360     120        116       2/1/2015       360         356
         69     0.03130        5.7587 Actual/360     120        119       5/1/2015       300         299
         70     0.03130        5.4586 Actual/360     120        119       5/1/2015       360         360
         76     0.03130        5.5037 Actual/360     120        119       5/1/2015       360         359
         78     0.03130        5.4793 Actual/360     120        120       6/1/2015       360         360
         79     0.03130        5.1867 Actual/360     120        120       6/1/2015       360         360
         80     0.03130        5.4567 Actual/360     120        116       2/1/2015       360         356
         83     0.11130        5.3967 Actual/360     120        120       6/1/2015       360         360
         84     0.03130        5.5097 Actual/360     120        117       3/1/2015       360         360
         85     0.03130        5.6857 Actual/360      96         94       4/1/2013        0           0
         88     0.11130        5.1547 Actual/360     120        120       6/1/2015       360         360
         93     0.03130        6.2187 Actual/360     120        120       6/1/2015       300         300
        101     0.03130        4.7187 Actual/360     120        118       4/1/2015       120         118
        102     0.03130        5.1687 Actual/360     121        121       7/1/2015       360         360
        105     0.03130        5.5277 Actual/360     120        116       2/1/2015       330         326
        107     0.03130        5.6947 Actual/360     120        120       6/1/2015       360         360
        109     0.03130        5.1387 Actual/360     120        119       5/1/2015       360         360




                                                                       ENVIRONMENTAL ENVIRONMENTAL        CROSS-       CROSS-
  LOAN #       TITLE TYPE   ARD (Y/N)    ARD STEP UP (%)               REPORT TYPE   INSURANCE (Y/N)     DEFAULTED   COLLATERALIZED
 ---------     ----------   ---------    ---------------               ------------- ---------------     ---------   --------------

          1 Fee/Leasehold     No                                          Phase I       No
          2 Fee/Leasehold     No                                          Phase I       No
          3 Fee               No                                          Phase I       No
          5 Fee               No                                          Phase I       No
       5.01 Fee                                                           Phase I       No
       5.02 Fee                                                           Phase I       No
       5.03 Fee                                                           Phase I       No
       5.04 Fee                                                           Phase I       No
       5.05 Fee                                                           Phase I       No
       5.06 Fee                                                           Phase I       No
       5.07 Fee                                                           Phase I       No
       5.08 Fee                                                           Phase I       No
       5.09 Fee                                                           Phase I       No
       5.10 Fee                                                           Phase I       No
       5.11 Fee                                                           Phase I       No
       5.12 Fee                                                           Phase I       No
       5.13 Fee                                                           Phase I       No
       5.14 Fee                                                           Phase I       No
       5.15 Fee                                                           Phase I       No
       5.16 Fee                                                           Phase I       No
       5.17 Fee                                                           Phase I       No
       5.18 Fee                                                           Phase I       No
       5.19 Fee                                                           Phase I       No
       5.20 Fee                                                           Phase I       No
       5.21 Fee                                                           Phase I       No
       5.22 Fee                                                           Phase I       No
       5.23 Fee                                                           Phase I       No
       5.24 Fee                                                           Phase I       No
       5.25 Fee                                                           Phase I       No
       5.26 Fee                                                           Phase I       No
       5.27 Fee                                                           Phase I       No
       5.28 Fee                                                           Phase I       No
       5.29 Fee                                                           Phase I       No
       5.30 Fee                                                           Phase I       No
       5.31 Fee                                                           Phase I       No
       5.32 Fee                                                           Phase I       No
       5.33 Fee                                                           Phase I       No
       5.34 Fee                                                           Phase I       No
       5.35 Fee                                                           Phase I       No
       5.36 Fee                                                           Phase I       No
       5.37 Fee                                                           Phase I       No
       5.38 Fee                                                           Phase I       No
       5.39 Fee                                                           Phase I       No
       5.40 Fee                                                           Phase I       No
       5.41 Fee                                                           Phase I       No
       5.42 Fee                                                           Phase I       No
       5.43 Fee                                                           Phase I       No
       5.44 Fee                                                           Phase I       No
       5.45 Fee                                                           Phase I       No
       5.46 Fee                                                           Phase I       No
       5.47 Fee                                                           Phase I       No
       5.48 Fee                                                           Phase I       No
       5.49 Fee                                                           Phase I       No
       5.50 Fee                                                           Phase I       No
       5.51 Fee                                                           Phase I       No
       5.52 Fee                                                           Phase I       No
       5.53 Fee                                                           Phase I       No
       5.54 Fee                                                           Phase I       No
          7 Leasehold         No                                          Phase I       No
          8 Fee               No                                          Phase I       No
       8.01 Fee                                                           Phase I       No
       8.02 Fee                                                           Phase I       No
       8.03 Fee                                                           Phase I       No
       8.04 Fee                                                           Phase I       No
       8.05 Fee                                                           Phase I       No
       8.06 Fee                                                           Phase I       No
       8.07 Fee                                                           Phase I       No
       8.08 Fee                                                           Phase I       No
       8.09 Fee                                                           Phase I       No
       8.10 Fee                                                           Phase I       No
       8.11 Fee                                                           Phase I       No
         15 Fee               No                                          Phase I       No
         17 Fee               No                                          Phase I       No
         18 Fee/Leasehold     No                                          Phase I       No
         19 Fee               No                                          Phase I       No
         20 Fee               No                                          Phase I       No
         22 Fee               No                                          Phase I       No
         23 Fee               No                                          Phase I       No
         24 Fee               No                                          Phase I       No
         26 Fee               No                                          Phase I       No
         32 Fee               No                                          Phase I       No
         34 Fee               No                                          Phase I       No
         37 Fee               No                                          Phase I       No
         39 Fee               No                                          Phase I       No
         40 Fee               No                                          Phase I       No
         42 Fee               No                                          Phase I       No
         43 Fee               No                                          Phase I       No
         44 Fee               No                                          Phase I       No
         47 Fee               No                                          Phase I       No                 Yes          Yes
         48 Fee               No                                          Phase I       No
         49 Fee               No                                          Phase I       No
         50 Fee               Yes             Interest Rate plus 2%       Phase I       No
         51 Fee               No                                          Phase I       No
         58 Fee               No                                          Phase I       No
         61 Fee               No                                          Phase I       No
         62 Leasehold         No                                          Phase I       No
         64 Fee               No                                          Phase I       No
         65 Fee               No                                          Phase I       No
         69 Fee               No                                          Phase I       No
         70 Fee               No                                          Phase I       No
         76 Leasehold         No                                          Phase I       No
         78 Fee               Yes             Interest Rate plus 2%       Phase I       No
         79 Fee               No                                          Phase I       No
         80 Fee               No                                          Phase I       No
         83 Fee               No                                          Phase I       No
         84 Fee               No                                          Phase I       No
         85 Fee               No                                          Phase I       No
         88 Fee               No                                          Phase I       No
         93 Fee               No                                          Phase I       No
        101 Fee               No                                          Phase I       No
        102 Fee               No                                          Phase I       No
        105 Fee               No                                          Phase I       No
        107 Fee               No                                          Phase I       No
        109 Fee               No                                          Phase I       No                 Yes          Yes




                                                                    UPFRONT      UPFRONT          UPFRONT        UPFRONT
            DEFEASANCE     LETTER OF  LOCKBOX   HOLDBACK              ENG.        CAPEX            ENVIR.         TI/LC
  LOAN #    ALLOWED         CREDIT    IN-PLACE     AMT              RESERVE      RESERVE          RESERVE        RESERVE
 ---------  ----------     ---------  --------  --------           ---------     -------          -------        -------

          1 Yes              No         Yes        No
          2 Yes              No         Yes        No             409,227.50
          3 Yes              No         Yes        No             280,000.00
          5 Yes              No         Yes        No             800,091.88                      412,991.00
       5.01                                        No
       5.02                                        No
       5.03                                        No
       5.04                                        No
       5.05                                        No
       5.06                                        No
       5.07                                        No
       5.08                                        No
       5.09                                        No
       5.10                                        No
       5.11                                        No
       5.12                                        No
       5.13                                        No
       5.14                                        No
       5.15                                        No
       5.16                                        No
       5.17                                        No
       5.18                                        No
       5.19                                        No
       5.20                                        No
       5.21                                        No
       5.22                                        No
       5.23                                        No
       5.24                                        No
       5.25                                        No
       5.26                                        No
       5.27                                        No
       5.28                                        No
       5.29                                        No
       5.30                                        No
       5.31                                        No
       5.32                                        No
       5.33                                        No
       5.34                                        No
       5.35                                        No
       5.36                                        No
       5.37                                        No
       5.38                                        No
       5.39                                        No
       5.40                                        No
       5.41                                        No
       5.42                                        No
       5.43                                        No
       5.44                                        No
       5.45                                        No
       5.46                                        No
       5.47                                        No
       5.48                                        No
       5.49                                        No
       5.50                                        No
       5.51                                        No
       5.52                                        No
       5.53                                        No
       5.54                                        No
          7 Yes              No         Yes        No
          8 Yes              No         Yes        No                                                            250,000.00
       8.01
       8.02
       8.03
       8.04
       8.05
       8.06
       8.07
       8.08
       8.09
       8.10
       8.11
         15 Yes              No         Yes        No
         17 Yes              No         No         No              30,375.00
         18 Yes              No         No         No                                                 938.00
         19 Yes              No         Yes        Yes
         20 Yes              No         No         No
         22 Yes              No         No         No              43,157.50                                     100,000.00
         23 Yes              No         Yes        No
         24 Yes              No         Yes        No                                                             62,481.04
         26 Yes              No         No         No                                                            100,000.00
         32 Yes              No         Yes        No
         34 Yes              No         Yes        No              26,250.00
         37 Yes              Yes        No         No
         39 Yes              No         No         No              57,827.50                      245,674.50
         40 Yes              No         No         No
         42 Yes              No         No         No                             12,500.00                      200,000.00
         43 Yes              No         No         No             250,000.00
         44 Yes              Yes        Yes        No
         47 Yes              No         No         No                7,812.50     47,700.00
         48 Yes              No         Yes        No
         49 Yes              No         No         No              13,238.00     184,235.00
         50 Yes              No         Yes        No                              8,628.00
         51 Yes              No         Yes        No
         58 Yes              No         Yes        No              68,414.00
         61 Yes              No         No         No                             69,025.00                      237,000.00
         62 Yes              No         Yes        No
         64 Yes              No         No         No              25,625.00
         65 Yes              No         No         No                             50,000.00
         69 Yes              No         No         No              90,875.00      30,000.00       100,000.00      75,000.00
         70 Yes              No         No         No              16,950.00     161,660.00
         76 Yes              No         Yes        No              50,000.00
         78 Yes              No         Yes        No              11,812.50
         79 Yes              No         Yes        No
         80 Yes              No         No         Yes
         83 Yes              No         No         No                                                             80,000.00
         84 Yes              No         No         No
         85 Yes              No         Yes        No
         88 Yes              No         No         No                                                            150,000.00
         93 Yes              No         Yes        No
        101 Yes              No         Yes        No
        102 Yes              No         No         No
        105 Yes              No         No         No
        107 Yes              No         Yes        No
        109 Yes              No         No         No              12,500.00       12,300.00




                                 UPFRONT
               UPFRONT RE       INSURANCE     UPFRONT OTHER
  LOAN #       TAX RESERVE       RESERVE         RESERVE             UPFRONT OTHER DESCRIPTION
-----------    -----------      ---------     --------------         -------------------------

          2     3,212,062.01     266,348.08     5,006,453.42    Ground Rent Escrow (130,166.67); Newport News Deferral Reserve
                                                                  (175,000.00); SLF Leasehold Mortgage Debt Service Reserve
                                                               (293,317.67); Prime Lease Purchase Option Reserve (4,407,969.08)

          5       388,607.61      26,304.83
       5.01
       5.02
       5.03
       5.04
       5.05
       5.06
       5.07
       5.08
       5.09
       5.10
       5.11
       5.12
       5.13
       5.14
       5.15
       5.16
       5.17
       5.18
       5.19
       5.20
       5.21
       5.22
       5.23
       5.24
       5.25
       5.26
       5.27
       5.28
       5.29
       5.30
       5.31
       5.32
       5.33
       5.34
       5.35
       5.36
       5.37
       5.38
       5.39
       5.40
       5.41
       5.42
       5.43
       5.44
       5.45
       5.46
       5.47
       5.48
       5.49
       5.50
       5.51
       5.52
       5.53
       5.54
          7        23,025.54                      833,438.58                                Seasonality Reserve

       8.01
       8.02
       8.03
       8.04
       8.05
       8.06
       8.07
       8.08
       8.09
       8.10
       8.11
         15        49,578.53      22,046.06       899,415.05                                Debt Service Reserve
         17        34,349.71      29,787.98       500,000.00                              Room With a Cue Reserve
         18        19,188.16       4,169.03
         19       207,083.33

         22                       14,623.35        91,703.00            T-Mobile Reserves ($40,962) and Fatburger Reserves ($50,741)
         23        47,704.28
         24        54,583.33                       10,532.00                                    Prepaid Rent
         26        14,501.75       1,316.79       258,000.00                                Four Tenant Reserves
         32         7,835.59                       66,500.00         Activities 4 Less Rent Reserve ($51,500.00) and Tenant Estoppel
                                                                                            Reserve ($15,000.00)
         34       124,536.58      18,770.95
         37        29,309.08                        2,500.00                                  L/C Transfer Fee
         39        18,395.16
         40        11,753.38
         42        17,654.46       3,026.45        14,816.00                                  Rollover Reserve
         43        42,612.00       6,012.30
         44       138,805.76      16,251.79        71,699.55                                Seasonality Reserve
         47        22,082.37       2,590.30
         48        91,636.13
         49        20,082.25       7,158.90       350,000.00                               Rent-A-Center Reserve

         51       143,325.00                      600,000.00                                Performance Reserve
         58        12,072.20      13,393.00
         61                        3,995.51
         62        19,552.88       5,056.10       200,000.00                              Tan Hawaii Golf Reserve
         64        15,760.91       3,008.43
         65        10,007.69      18,503.65
         69                        4,971.75        60,000.00                               Country Squire Reserve
         70                        1,736.26
         76        95,781.28
         78                                        30,298.61                                Debt Service Reserve
         79         6,594.12       5,037.90
         80         9,238.72
         83        18,721.60
         84        17,959.88      12,031.25
         85        30,080.96      26,503.75        38,891.40                                    Debt Service
         88        23,807.00       6,751.50
         93        13,537.11       8,603.16       110,000.00           Seasonality Reserve ($74,300.00) and Bed Replacement Reserve
                                                                                                ($35,700.00)
        101
        102        19,269.10       4,844.74       110,000.00                                    DSCR Reserve
        105         2,555.06       4,812.41
        107                                        12,056.01                                    Debt Service
        109         8,576.80         518.05




                                             MONTHLY      MONTHLY                        MONTHLY       MONTHLY
                                              ENVIR.       TI/LC         MONTHLY RE     INSURANCE       OTHER
  LOAN #             MONTHLY CAPEX RESERVE   RESERVE      RESERVE        TAX RESERVE     RESERVE       RESERVE
 ----------         ----------------------   -------      -------        -----------     --------      -------

          1
          2                                                              401,507.75     29,594.23     423,484.34
          3
          5                      13,547.34                               129,535.87
       5.01
       5.02
       5.03
       5.04
       5.05
       5.06
       5.07
       5.08
       5.09
       5.10
       5.11
       5.12
       5.13
       5.14
       5.15
       5.16
       5.17
       5.18
       5.19
       5.20
       5.21
       5.22
       5.23
       5.24
       5.25
       5.26
       5.27
       5.28
       5.29
       5.30
       5.31
       5.32
       5.33
       5.34
       5.35
       5.36
       5.37
       5.38
       5.39
       5.40
       5.41
       5.42
       5.43
       5.44
       5.45
       5.46
       5.47
       5.48
       5.49
       5.50
       5.51
       5.52
       5.53
       5.54
          7  4% of Gross Revenues                                         55,603.13     17,816.14      83,343.86
          8                       4,269.42                 14,000.00      31,082.28      4,627.09
       8.01
       8.02
       8.03
       8.04
       8.05
       8.06
       8.07
       8.08
       8.09
       8.10
       8.11
         15                       4,858.00                                24,789.27      4,409.21
         17                       2,043.00                                17,174.86      4,964.66
         18                       3,909.00       78.17     12,766.00      19,188.16      2,084.51
         19                       1,389.58                  7,817.00      29,583.33      1,708.26
         20                       5,149.00
         22                       2,310.50                  4,167.00      13,006.05      4,874.45
         23  4% of Gross Revenues                                         11,926.07
         24                       4,840.42                 15,627.58      54,583.33
         26                       1,157.00                  4,167.00      20,299.65      1,316.79
         32                         204.00                  3,500.00       3,917.79      3,356.63
         34                       6,388.00                                17,790.94      3,754.19
         37                         482.00                  5,500.00       5,861.82      1,996.40
         39                       2,228.00                  6,500.00       3,065.86      1,568.53
         40                       1,771.00                                 3,917.79      2,994.34
         42                       3,160.00                  6,500.00      17,654.46      1,513.23
         43                       1,546.00                  9,500.00      14,204.00      2,004.10
         44                      15,362.00                                27,761.15      8,125.89      23,899.85
         47                         468.93                                 7,360.79      1,295.15
         48  4% of Gross Revenues                                         13,090.88
         49                         822.00                                10,041.12      1,193.15
         50                         719.00
         51  4% of Gross Revenues                                         20,475.00
         58                         629.00                  2,266.00      12,072.20      1,420.39
         61                         908.00                  4,000.00       3,874.02      1,331.84
         62                         322.00                  2,917.00       4,888.22      2,528.05
         64                       3,330.00                                 7,880.46      1,504.21
         65                       1,284.00                  5,783.00      10,007.69      3,700.73
         69                       2,660.00                  6,385.00      30,622.57      2,485.88
         70                         741.00                  2,084.00       5,627.08      1,736.26

         79                                                                3,297.06
         80                         367.00                  2,500.00       3,079.57        908.16
         83                         368.00                                 2,763.80      1,598.45
         84                                                                4,489.97      1,093.75
         85                                                               15,040.48      2,650.38
         88                         371.00                                 5,951.75        675.15
         93  4% of Gross Revenues                                          3,384.28
        101                                                                                            30,405.85
        102                         450.00                                 2,752.73      2,422.37
        105                         127.00                   533.00          894.27        534.71
        107                         124.00
        109                         120.73                                 2,858.93        259.03




                                                                               TOTAL  UNIT OF       GRACE    LOAN
  LOAN #                      OTHER MONTH DESCRIPTION                        SF/UNITS MEASURE      PERIOD    GROUP
 ----------                   -----------------------                        -------- -------      ------    -----

          1                                                                   831,841 SF              6        1
          2          Ground Rent Escrow ($130,166.67) and SLG                 550,651 SF              0        1
                       Leasehold Mortgage Debt Service Reserve
                                  ($293,317.67)
          3                                                                   556,511 SF              0        1
          5                                                                 1,083,787 SF              5        1
       5.01                                                                    27,575 SF                       1
       5.02                                                                    29,100 SF                       1
       5.03                                                                    44,020 SF                       1
       5.04                                                                    19,594 SF                       1
       5.05                                                                    23,000 SF                       1
       5.06                                                                    48,830 SF                       1
       5.07                                                                    25,336 SF                       1
       5.08                                                                    32,650 SF                       1
       5.09                                                                    39,430 SF                       1
       5.10                                                                    27,685 SF                       1
       5.11                                                                    25,860 SF                       1
       5.12                                                                    37,200 SF                       1
       5.13                                                                    27,800 SF                       1
       5.14                                                                    28,525 SF                       1
       5.15                                                                    23,564 SF                       1
       5.16                                                                    13,850 SF                       1
       5.17                                                                    25,690 SF                       1
       5.18                                                                    20,957 SF                       1
       5.19                                                                    34,930 SF                       1
       5.20                                                                    30,850 SF                       1
       5.21                                                                    20,979 SF                       1
       5.22                                                                    19,350 SF                       1
       5.23                                                                    20,339 SF                       1
       5.24                                                                    12,260 SF                       1
       5.25                                                                    19,104 SF                       1
       5.26                                                                    13,750 SF                       1
       5.27                                                                    24,310 SF                       1
       5.28                                                                    24,275 SF                       1
       5.29                                                                     8,764 SF                       1
       5.30                                                                    14,288 SF                       1
       5.31                                                                    11,355 SF                       1
       5.32                                                                    13,665 SF                       1
       5.33                                                                    17,317 SF                       1
       5.34                                                                    16,300 SF                       1
       5.35                                                                    19,010 SF                       1
       5.36                                                                    17,176 SF                       1
       5.37                                                                     7,413 SF                       1
       5.38                                                                     8,750 SF                       1
       5.39                                                                    14,030 SF                       1
       5.40                                                                    24,300 SF                       1
       5.41                                                                    10,152 SF                       1
       5.42                                                                    20,136 SF                       1
       5.43                                                                    15,500 SF                       1
       5.44                                                                    13,648 SF                       1
       5.45                                                                     8,378 SF                       1
       5.46                                                                     9,095 SF                       1
       5.47                                                                    19,258 SF                       1
       5.48                                                                    10,350 SF                       1
       5.49                                                                    13,725 SF                       1
       5.50                                                                    10,703 SF                       1
       5.51                                                                     5,230 SF                       1
       5.52                                                                    13,300 SF                       1
       5.53                                                                    10,331 SF                       1
       5.54                                                                    10,800 SF                       1
          7                     Seasonality Reserve                               405 Rooms           7        1
          8                                                                   341,558 SF              0        1
       8.01                                                                    85,238 SF                       1
       8.02                                                                    66,596 SF                       1
       8.03                                                                    46,080 SF                       1
       8.04                                                                    33,269 SF                       1
       8.05                                                                    28,383 SF                       1
       8.06                                                                    25,307 SF                       1
       8.07                                                                    18,104 SF                       1
       8.08                                                                     9,385 SF                       1
       8.09                                                                    10,800 SF                       1
       8.10                                                                    12,650 SF                       1
       8.11                                                                     5,746 SF                       1
         15                                                                     1,164 Pads            5        2
         17                                                                   163,467 SF              5        1
         18                                                                   187,648 SF              5        1
         19                                                                   166,746 SF              5        1
         20                                                                       228 Units           5        2
         22                                                                    95,608 SF              5        1
         23                                                                       149 Rooms           5        1
         24                                                                   165,957 SF              5        1
         26                                                                    92,937 SF              5        1
         32                                                                    12,038 SF              0        1
         34                                                                     1,553 Units           5        1
         37                                                                    38,451 SF              5        1
         39                                                                    93,956 SF              5        1
         40                                                                       425 Pads            5        1
         42                                                                   126,402 SF              5        1
         43                                                                    92,749 SF              5        1
         44                     Seasonality Reserve                               133 Rooms           5        1
         47                                                                    37,514 SF              5        1
         48                                                                       149 Rooms           5        1
         49                                                                    65,733 SF              5        1
         50                                                                    50,736 SF              5        1
         51                                                                       149 Rooms           5        1
         58                                                                    32,076 SF              5        1
         61                                                                    49,807 SF              5        1
         62                                                                    25,753 SF              5        1
         64                                                                       148 Units           5        2
         65                                                                   126,168 SF              5        1
         69                                                                   127,694 SF              5        1
         70                                                                    44,464 SF              5        1
         76                                                                    14,480 SF              5        1
         78                                                                    14,560 SF              5        1
         79                                                                    19,316 SF              5        1
         80                                                                    30,000 SF              5        1
         83                                                                    29,400 SF              5        1
         84                                                                    41,167 SF              5        1
         85                                                                    18,491 SF              5        1
         88                                                                    30,980 SF              0        1
         93                                                                        66 Rooms           0        1
        101                        Debt Service                               100,774 SF              5        1
        102                                                                    47,910 SF              5        1
        105                                                                     8,000 SF              5        1
        107                                                                    14,820 SF              5        1
        109                                                                     9,658 SF              5        1
